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                                  EXHIBIT 10.3

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                    FIFTH AMENDMENT TO FORBEARANCE AGREEMENT
                           AMONG FLEET NATIONAL BANK,
                       THE FIRST NATIONAL BANK OF BOSTON,
                      USTRUST AND SAFETY 1ST, INC., ET AL.

     This Fifth Amendment to Forbearance Agreement (the "Fifth Amended Forbearance Agreement") is made with respect to that certain Loan Agreement dated March 28, 1996 as heretofore amended (the "Loan Agreement"), by and among Safety 1st, Inc. ("Safety 1st"), a Massachusetts corporation with offices at 210 Boylston Street, Chestnut Hill, Massachusetts; Safety 1st (Europe) Limited ("Safety Europe"), a limited liability company organized under the laws of the United Kingdom, 3232301 Canada, Inc. ("3232301"), a corporation organized under the federal laws of Canada; Safety 1st Home Products Canada, Inc. ("Safety Canada"), a corporation organized under the federal laws of Canada; Safety 1st International, Inc. ("Safety International"), a corporation organized under the laws of the U.S. Virgin Islands; and Fleet National Bank ("Fleet" or the "Agent"), a banking corporation organized under the laws of the United States; the First National Bank of Boston ("Bank of Boston"), a banking corporation organized under the laws of the United States; and USTrust ("UST"), a Massachusetts trust company (collectively "the Banks"). Safety 1st, Safety Europe, 3232301, Safety Canada and Safety International are sometimes collectively hereinafter referred to as "the Borrowers". The term "Loan Documents" as used herein shall include those documents, instruments and agreements executed and delivered in connection with this Fifth Amended Forbearance Agreement, the Fourth Amended Forbearance Agreement, the Third Amended Forbearance Agreement, the Second Amended Forbearance Agreement, the Amended Forbearance Agreement


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and the Forbearance Agreement (as defined hereinafter), as well as the documents, instruments and agreements included within the defined term "Loan Documents" in the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

     This Fifth Amended Forbearance Agreement extends that certain Forbearance Agreement among the Banks, the Borrowers and Michael Lerner ("Lerner") dated August 2, 1996 (the "Forbearance Agreement"), that certain Amended Forbearance Agreement among the Banks, the Borrowers and Lerner dated August 13, 1996 (the "Amended Forbearance Agreement"), that Second Amendment to Forbearance Agreement among the Banks, the Borrowers and Lerner dated September 6, 1996 (the "Second Amended Forbearance Agreement"), that Third Amendment to Forbearance Agreement among the Banks, the Borrowers and Lerner dated September 20, 1996 ("Third Amended Forbearance Agreement") and that Fourth Amendment to Forbearance Agreement dated September 27, 1996 ("Fourth Amended Forbearance Agreement") which continue to be in effect except to the extent expressly superseded by this Fifth Amended Forbearance Agreement and except to the extent that provisions of this Fifth Amended Forbearance Agreement contradict the Amended Forbearance Agreement, as previously amended, in which case the provisions of this Fifth Amended Forbearance Agreement shall control.

     The Borrowers and Lerner have requested that the Banks continue to forbear through October 11, 1996 from enforcement of their rights and remedies against the Borrowers.

     The Banks are willing to continue to forbear from the exercise of such rights and remedies but only upon the terms and conditions and


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based upon the representations and warranties of the Borrowers and Lerner herein.

     17. The Borrowers hereby acknowledge that they are unconditionally liable to the Banks for the full and immediate payment of each of the obligations described in Exhibit I attached hereto and incorporated herein by reference as of the date thereof, plus all charges that may arise under the Loan Documents, including attorneys fees and costs of collection incurred in connection with such obligations by the Banks.

     18. The Borrowers and Lerner (as "Limited Guarantor") further acknowledge that the Banks have no existing commitments, obligations or agreements to advance credit or loans or make any other financial accommodations to the Borrowers except as specifically set forth in the Forbearance Agreement, the Amended Forbearance Agreement, the Second Amended Forbearance Agreement, the Third Amended Forbearance Agreement, and the Fourth Amended Forbearance Agreement.

     19. Upon the terms and conditions set forth herein, the Banks agree that they will forbear from exercising the rights and remedies contained in the Loan Documents, at law and in equity until the earlier of: (i) occurrence of an Event of Default arising after the date of this Amendment other than the continuing Events of Default as the result of a breach of the covenants described in
Exhibit 3, or (ii) October 11, 1996 (the "Forbearance Termination Date"). Notwithstanding the acknowledgment of existing defaults contained in the Forbearance Agreement, the Banks do not hereby agree to waive any of the existing financial or other covenant Events of Defaults under the Loan Agreement. The Borrowers shall comply with all of their other


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obligations to the Banks as set forth in the Loan Documents. The Borrowers and
Lerner acknowledge that the Banks are under no obligation to continue to forbear, and have not agreed to or made any representations that they would agree to forbear, after the Forbearance Termination Date.

     20. Lerner has previously executed and delivered to the Banks a Limited Guaranty and First Amendment to Limited Guaranty (the "Lerner Guaranty") pursuant to which Lerner guaranteed and continues to guaranty to the Banks the full and timely payment of all Obligations of the Borrowers to the Banks up to the dollar limitation referenced in the Lerner Guaranty. Lerner hereby reaffirms
i) the provisions of the Lerner Guaranty and ii) the provisions and terms of the Third Party Pledge Agreement securing the Lerner Guaranty, and the First Amendment to Third Party Pledge Agreement.

     21. The Borrowers and Lerner (and their successors and assigns) hereby release, waive and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them may have or might assert now or in the future, against the Banks, their officers, directors, employees, agents, attorneys and accountants, directly or indirectly, arising out of, based upon, or in any manner connected with, (i) any transaction, event, action, failure to act or occurrence of any sort or type, whether known or unknown, which existed, occurred or was taken, permitted or begun prior to the execution of this Amendment; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the Borrowers' and Lerner's respective Obligations prior to the execution of this


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Amendment; or (iii) anything or matter prior to the execution of this Amendment related to any of the foregoing.

     22. As of the date hereof, the Borrowers and Lerner represent and warrant that they have no offsets, claims, or other defenses to payment of full of their obligations to the Banks, and reaffirm that all of the representations and warranties made by them in the Loan Agreement, Forbearance Agreement, the Amended Forbearance Agreement, the Second Amended Forbearance Agreement, the Third Amended Forbearance Agreement, the Fourth Amended Forbearance Agreement and this Fifth Amended Forbearance Agreement and the other loan documents, instruments and agreements remain true and correct, except for the defaults in financial and other covenants set forth in Exhibit 3 hereto.

     23. The Borrowers and Lerner shall take such further actions, and execute and deliver to the Banks such further documents and agreements as the Banks may require to evidence the agreements contained in the Loan Agreement, the Forbearance Agreement, the Amended Forbearance Agreement, the Second Amended Forbearance Agreement, the Third Amended Forbearance Agreement, the Fourth Amended Forbearance Agreement and herein, and the Banks shall take such actions and execute and deliver such documents and agreements as may be required to evidence their agreements contained herein.

     24. This Amendment and the documents, instruments and agreements delivered in connection herewith, together with the Forbearance Agreement, the Amended Forbearance Agreement, the Second Amended Forbearance Agreement, the Third Amended Forbearance Agreement, the Fourth Amended Forbearance Agreement and documents, instruments and agreements delivered in connection therewith, represent the entire


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agreement among the parties with respect to the subject matter hereof, and shall be construed in accordance with the laws of the Commonwealth of Massachusetts as an agreement under seal.

     WITNESS OUR HANDS AND SEALS THIS _____ DAY OF OCTOBER, 1996.

                                              BORROWER

                                              SAFETY 1ST, INC.


                                           By:
                                              ----------------------------------
                                              Michael Lerner, President


                                              SAFETY 1st (EUROPE) LIMITED


                                           By:
                                              ----------------------------------
                                              Michael Lerner, Director


                                           By:
                                              ----------------------------------
                                              Michael Bernstein, Director


                                              SAFETY 1ST HOME PRODUCTS CANADA,
                                              INC.


                                           By:
                                              ----------------------------------
                                              Michael Lerner, President


                                              3232301 CANADA, INC.


                                           By:
                                              ----------------------------------
                                              Michael Lerner, President


                                              SAFETY 1ST INTERNATIONAL, INC.


                                           By:
                                              ----------------------------------
                                              Michael Lerner, President




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                                              BANKS:

                                              FLEET NATIONAL BANK


                                           By:
                                              ----------------------------------
                                              DEBORAH LAWRENCE


                                              THE FIRST NATIONAL BANK OF BOSTON


                                           By:
                                              ----------------------------------
                                              USTRUST


                                           By:
                                              ----------------------------------
                                              THOMAS J. BYRNE, Senior Vice
                                              President


                                              GUARANTOR:


                                              ----------------------------------
                                              MICHAEL LERNER


                          COMMONWEALTH OF MASSACHUSETTS

__________________, ss                                          October __, 1996

     Then personally appeared the above-named, Michael Lerner, individually and as President of Safety 1st, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Safety 1st, Inc., before me,

                                              ----------------------------------
                                                                 , Notary Public
                                              My Commission Expires:




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                          COMMONWEALTH OF MASSACHUSETTS

__________________, ss                                          October __, 1996

     Then personally appeared the above-named, Michael Lerner, the Director of Safety 1st (Europe) Limited, and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st (Europe) Limited, before me,



                                              ----------------------------------
                                                                 , Notary Public
                                              My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

__________________, ss                                          October __, 1996

     Then personally appeared the above-named, Michael Lerner, the President of Safety 1st Home Products Canada, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st Home Products Canada, Inc., before me,


                                              ----------------------------------
                                                                 , Notary Public
                                              My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

__________________, ss                                          October __, 1996

     Then personally appeared the above-named, Michael Lerner, the President of 3232301 Canada, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of 3232301 Canada, Inc., before me,

                                              ----------------------------------
                                                                 , Notary Public
                                              My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

__________________, ss                                          October __, 1996

     Then personally appeared the above-named, Michael Lerner, the President of Safety 1st International, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st International, Inc., before me,


                                              ----------------------------------
                                                                 , Notary Public
                                              My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

__________________, ss                                          October __, 1996

     Then personally appeared the above-named Deborah Lawrence, the Vice President Fleet National Bank, and acknowledged the foregoing instrument to be her free act and deed on behalf of Fleet National Bank, before me,

                                              ----------------------------------
                                                                 , Notary Public
                                              My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

__________________, ss                                          October __, 1996

     Then personally appeared the above-named Peter Haley, the Vice President of The First National Bank of Boston, and acknowledged the foregoing instrument to be his free act and deed on behalf of The First National Bank of Boston, before me,

                                              ----------------------------------
                                                                 , Notary Public
                                              My Commission Expires:



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                          COMMONWEALTH OF MASSACHUSETTS

__________________, ss                                          October __, 1996

     Then personally appeared the above-named, Thomas J. Byrne, the Senior Vice President of USTrust, and acknowledged the foregoing instrument to be free act and deed on behalf of USTrust, before me,


                                              ----------------------------------
                                                                 , Notary Public
                                              My Commission Expires:



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                                   EXHIBIT 1

             Total Obligations as of October 1, 1996 $42,273,163.82